October 14, 1998

                           PIONEER SMALL COMPANY FUND
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 27, 1998
                   (SUPERSEDES SUPPLEMENT DATED MAY 12, 1998)


The following information supplements the corresponding section in the Prospectus. Please consult the Prospectus for the full text of the revised section.

IV.      MANAGEMENT OF THE FUND

The following replaces the fourth, fifth and sixth paragraphs:

         Ms. Theresa A. Hamacher, chief investment officer of PMC since September 1, 1998, has general responsibility for PMC's investment operations. Ms. Hamacher joined PMC in 1997 and has been an investment professional since 1984. Mr. David Tripple, who formerly served as chief investment officer, continues as president of PMC and executive vice president of all the Pioneer mutual funds.

         Day-to-day management of the Fund is the responsibility of Todd E. Grady, a vice president of PMC and the Fund, since January 1997. Mr. Grady joined PMC in 1993 and has been an investment professional since 1989. Mr. Ronald B. Saba, vice president of PMC, is the assistant portfolio manager for the Fund. Prior to joining PMC in 1997, Mr. Saba was a vice president of Heartland Advisors from 1994 to 1997 and a portfolio manager for Household Commercial Financial from 1990 to 1994 and has been an investment professional since 1987.

         Mr. Saba is assisted by a team of managers and analysts which does research for and oversees the management of several funds with similar investment objectives. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition.

VII.     HOW TO BUY FUND SHARES

CLASS B SHARES

These sentences replace the second sentence of the second paragraph:

         For the purpose of determining the number of years from the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the number of years from the time of any purchase made prior to October 1, 1998, all payments during a calendar quarter will be aggregated and deemed to have been made on the first day of that quarter.

This sentence replaces the first sentence of the fifth paragraph:

         Class B shares will automatically convert into Class A shares at the beginning of the month (or the calendar quarter for purchases made prior to October 1, 1998) that is eight years after the purchase date, except as noted below.

CLASS C SHARES

These sentences replace the first sentence of the second paragraph:

         For the purpose of determining the number of years from the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the number of years from the time of any purchase made prior to October 1, 1998, all payments during a calendar quarter will be aggregated and deemed to have been made on the first day of that quarter.


                                                                       1098-5782
                                             (C) Pioneer Funds Distributor, Inc.